UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4300 Shawnee Mission Parkway, Suite 100 Fairway, KS	66205
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company

Corporation Trust Center

1209 Orange St.

Wilmington, DE 19801

(Name and address of agent for service)

With Copies To:

Bo J. Howell

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street, 4th Floor

Cincinnati, OH 45202-4018

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end: 11/30/2020

Date of reporting period: 11/30/2020

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the FinTrust Income and Opportunity Fund, formerly, the HedgeRow Income and Opportunity Fund, a series of the 360 Funds (the “registrant”), for the year ended November 30, 2020 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30e-1), as amended, is filed herewith.

FinTrust Income and Opportunity Fund

Class A Shares (Ticker Symbol: HROAX)

Institutional Class Shares (Ticker Symbol: HIOIX)

A Series of the

360 Funds

ANNUAL REPORT

November 30, 2020

Investment Adviser:

FinTrust Capital Advisors, LLC

124 Verdae Boulevard, Suite 504

Greenville, SC 29607

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the FinTrust Fund’s shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports from a FinTrust Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive all future reports in paper free of charge. You can inform a FinTrust Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an e-mail request. Your election to receive reports in paper will apply to all funds held within the FinTrust Fund complex/your financial intermediary.

FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited)

November 30, 2020

Dear Shareholders,

Performance

In the twelve months ended November 30, 2020, the Institutional Class of our FinTrust Income and Opportunity Fund (the “Fund”) gained 8.97%(a),, while the Class A shares before sales charges gained 8.68%(a) and the S&P 500® Total Return Index(b) (“S&P 500”) gained 17.46% (b) and the Morningstar Long-Short Equity Category gained 3.66%(c).

The Economic Climate

Fiscal Policy Incredibly Supportive

We came into 2020, rather cautious due to the inverted yield curve and declining oil prices. Historically, an inverted yield curve and declining oil prices proceed economic recession. As the virus news hit in late January and early February, we modeled the market impact of both the Spanish Flu virus of 1918 and the 2003 SARS epidemic in Asia. As a result, we were prepared for an ordinary recession and epidemic, however, we were not fully prepared for an unprecedented full government mandated work stoppage and declaration of a pandemic. I lived in New York during 2001, and even after 9/11, the markets were only closed for a few days. During SARS and the 1918 flu, markets briefly declined in an orderly manner before experiencing extended recoveries. This time, markets were left open while everything else closed, so markets plunged due to the shutdown.

After the “shutdown”, market pricing quickly moved to test 2008 levels. Credit spreads widened to 2008 levels, equity valuations fell, and volatility rose to match the most panicked levels of 2008. Spreads are important to banks and other leveraged players, however, in absolute terms, interest rates were significantly below the 2008 levels. For example, in 2008, Goldman Sachs and GE had to pay Warren Buffett 15% for money. Due to government support, companies like Boeing were still able to borrow money around 4.5-5.0%. As a result, credit spreads looked stressed but not nearly catastrophic for sound businesses. Yet, the federal government spent nearly twice as much as it annually does during 2020. Nothing like an election year to get politicians to spend other people’s money, paying for a mistake of their own making.

Due to both the over-reaction of the markets, and then the government’s over reactive money printing, financial markets bounced back strongly in the second and third quarters of the year and the Fund fully participated in the recovery.

Monetary Policy - All Responsible Adults Are Still Missing from the Marriner Eccles Building

In last year’s letter, we wrote the following:

“In our opinion, investors may have been etherized and learned bad investing habits following 10 years of federal government stimulus. What’s a kid to do when they just keep spiking the punch bowl?” Well, the only thing we would change from last year’s letter is that we now say 11 years.

At the end of June 30, 2020 the interest rate on 10-year government bonds sat near a record low at 0.65% down from nearly 6.0% in 2000. As a result, today it would take 10x as much money in the same investment to generate the same income as 20 years ago. Consequently, we no longer see the bond market as a credible investment asset class given the risk and return trade-off. Solving this bond market problem is the primary reason we started the Fund.

Valuations – A Bifurcated Marketplace

There is no question that today’s high equity valuations are due in large part to historically low interest rates. In fact, according to Bloomberg, there were recently over $15 trillion of negative yielding bonds globally. As a result, the investment environment continues to be one characterized by equity valuations which are in the very upper percentiles of historical averages. Two years ago, in November 2018, when the S&P 500 Index was trading at lower price levels, Goldman Sachs looked at the United States equity markets on nine valuation metrics. Goldman found the market averages to be in the 83rd percentile of valuations, while the median stock appeared to be in the 95% percentile of valuations. The only valuation measured by which stocks looked undervalued in the Goldman Sachs study was stock valuations compared to bond yields. Goldman Sachs found that stocks were in the 32nd percentile of valuations when compared to bonds yields.

While stock returns are highly positive for 2020, valuation measures deteriorated due to the recovery in prices but the decline in earnings. Our annual Ben Graham (Warren Buffet’s mentor) analysis of the 30 Dow Jones Industrial Average stocks continues to suggest stocks offer slightly worse than average valuations and returns verse history. Stock return estimates, however, continue to look favorable relative to the returns available from cash and fixed income.

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FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited) (continued)

November 30, 2020

A Balanced Approach Toward Investing in A Yield Starved World

We believe strongly in taking a balanced approach toward the risk return trade-off. In times past, investors might seek to balance the need for income and return against risks by investing in a balanced portfolio of blue-chip, dividend paying stocks and investment grade bonds which paid reasonable amounts of interest. Today, such a portfolio would produce a combined yield of less than 2%, as modern markets have three distinguishing characteristics:

1)	Regular, technology driven disruption. Even Blue-Chip companies are being challenged by regular, technology driven disruption of business models. It wasn’t that long ago that Eastman Kodak, a Dow Jones Industrial Average stock fell into bankruptcy after its business was disrupted by the camera phone.

2)	Lack of Dividends. Blue-chip companies are increasingly choosing to re-invest or hoard cash, or at best return it in the form of modest dividends and uncertain buyback activities. Of the 10 largest companies in the S&P 500 as of September 30, five do not pay a dividend, and only two have dividend yields higher than short-term interest rates.

3)	Historically low interest rates. As of the end of June 2020, investment grade bond investors find that the benchmark 10-year Treasury bond yields 0.65%.

Identifying and investing in a diversified portfolio of great businesses at reasonable prices is still a sound, long-term investment philosophy, but we believe it does require some modernization of investment processes and techniques for balanced investors and those that need income from their portfolios.

Investment Philosophy

We believe that intellectual property is the key driver of business value in the modern economy. In order to identify high quality businesses and avoid technology driven disruption, it is critical that the modern analyst understand, measure, and value the intangible assets of a company relative to its competitors. The valuation of intangibles requires an analysis of patents, trademarks, copyrights, and brands. Companies that look expensive on traditional metrics, might in fact be cheap, when one considers the strategic value of intangibles. Conversely, other companies might appear cheap relative to history when they are, in fact, expensive due to their economic positioning.

We also believe in building a diversified portfolio across economic sectors. This is a plausible method of diversification because intellectual property is not just a technology industry story. Patents and intellectual property are playing an increasing role throughout the economy.

Third, we recognize that regular cashflow may help to buffer stormy markets or provide income to investors. We believe, however, that utilizing the listed options markets is better way to create cashflow streams and control risk than relying solely on dividend paying stocks and low yielding bonds.

Outlook & Approach

In our view, markets can only do three things:

1)	they may go up in value.
2)	they may go down in value.
3)	or they may trade back and forth in a limited trading range.

At any given moment, various factors may make one market environment more likely than the others, but we do not believe we have any particularly special talent for making that call. As a result, we believe in taking a methodical approach to portfolio construction, risk management, and security selection. Our goal is to create a portfolio that balances the risk return trade-off in an acceptable way for all three market environments.

First, we seek to participate in strongly trending up markets like the one we experienced during the second quarter of 2020. We, however, are also mindful about the need to prudently manage risk. Finally, we believe the Fund’s option strategies are capable of producing results in a trading range market, but we are yet to experience this type of market.

We believe that if we properly structure the portfolio and manage risk, investments in companies with great intellectual property and good management teams will reward us over time.

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FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited) (continued)

November 30, 2020

Asset Allocation

As of November 30, 2020, the portfolio consisted of 71.86% of net assets invested in common and preferred stocks and exchange traded funds, 25.63% of net assets invested in United States Treasury Notes and money market funds which serve as collateral against written put option contracts, 0.45% of net assets invested in put option contracts, and 2.31%% of the Fund was invested in call options on equity securities. Included in the cash balance is $230,566 in collected premium on written options contracts open at November 30, 2020, as part of our strategy to enhance the long-term cash flow generation of the portfolio, while buffering market volatility through the writing of call and put options. This collected premium should provide income beyond the dividends and capital gains generated by the stock positions owned by the Fund. As the option contracts expire and the cash is realized over the next year, these funds will be sources for incremental distributions for investors. This strategy also helps to buffer the downside market exposure of the Fund over time.

Sector Weightings (as of November 30, 2020)

The portfolio weightings by sector on a market value basis outlined below:

Sector Diversification	% of Market Value
Basic Materials	6.4%
Communication Services	6.5%
Consumer Discretionary	13.1%
Consumer Staples	3.7%
Energy	(0.1)%
Financials	13.3%
Healthcare	15.2%
Index	(4.0)%
Industrials	2.1%
Information Technology	17.9%
U.S. Treasuries & Money Market	25.9%

Conclusion

Thank you for investing and joining us as fellow shareholders in the FinTrust Income and Opportunity Fund. We continue to work hard to justify your confidence and trust in our stewardship of your hard-earned savings. We also remain dedicated to providing you with the information we would like to have if our roles were reversed.

Shape the future,

Allen R. Gillespie, CFA

Managing Partner of Investments

(a) The performance quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information shown for the Fund’s Class A shares does not reflect any front-end sales load. Please see the Total Return Table on the following pages for performance information on the Fund’s Class A shares (with sales load). Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

(b) The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

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FinTrust Income and Opportunity Fund	ANNUAL REPORT

LETTER TO SHAREHOLDERS (Unaudited) (continued)

November 30, 2020

(c) The Morningstar Category Average is the average return for the peer group based on the returns of each individual fund within the group, for the period shown. This average assumes reinvestment of dividends. The Morningstar Long-Short Equity Category represent funds that hold sizeable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. The information contained herein is proprietary to Morningstar and/or its content providers; may not be copied or distributed; and is not warranted to be accurate, complete or timely. Neither Morningstar not its content providers are responsible for any damages or losses arising from any use of this information.

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FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited)

November 30, 2020

Returns as of November 30, 2020	One Year ended November 30, 2020	Since Inception from January 21, 2016 through November 30, 2020
FinTrust Income and Opportunity Fund Class A shares without sales charge	8.68%	6.64%
FinTrust Income and Opportunity Fund Class A shares with sales charge	2.70%	5.41%
FinTrust Income and Opportunity Fund Institutional Class shares	8.97%	6.91%
S&P 500® Total Return Index	17.46%	16.89%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the FinTrust Income and Opportunity Fund versus the S&P 500® Total Return Index. The S&P 500® Total Return Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500® Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the FinTrust Income and Opportunity Fund, which will generally not invest in all the securities comprising the index.

5

FinTrust Income and Opportunity Fund	ANNUAL REPORT

INVESTMENT HIGHLIGHTS (Unaudited) (continued)

November 30, 2020

The investment objective of the FinTrust Income and Opportunity Fund (the “Fund”) is total return comprised of income and capital appreciation. To meet its investment objective, the Fund will invest primarily in domestic equity securities that in the opinion of FinTrust Capital Advisors, LLC (the “Adviser”) have above average intellectual property portfolios and other characteristics, like strong earnings and dividend growth that are members of the S&P 1500 Composite, relative to their sector competitors.

The Fund will typically invest in issuers that have established markets and operations and generate excess cash flow. The Fund looks for stocks with attributes which suggest they will thrive in good markets and survive potential economic setbacks. The Fund employs detailed quantitative assessments to construct its equity portfolio. Portfolio parameters include, but are not limited to, a quantitative valuation of the strength of the company’s intellectual property portfolio, steady growing earnings, dividend yield with a tendency to raise such yield and availability at reasonable price-earnings ratios. The Fund seeks to invest in stocks that are undervalued by the market, but with strong business models, which may provide for lower levels of market volatility or non-correlated volatility, The Fund also prefers to invest in equity stocks that have options traded on them.

The Fund may also invest in companies that are experiencing a “special situation” that makes them undervalued relative to their long-term potential. Developments creating special situations may include new intellectual property developments, intellectual property licensing deals, mergers, spin-offs, litigation resolutions, new products or management changes. The Fund may also invest in convertible securities. The Fund also seeks to generate income for shareholders by selling options against the risk taken by owning common stocks. For example, the Fund intends to sell covered call options on a portion of its stock holdings. This income is designed to, over time, add to portfolio stability and improve returns. The Fund uses an options strategy to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. Additionally, the Fund will enter into call spreads. A spread is an options position established by purchasing one option and selling another option of the same class, but of a different series.

The Fund may be appropriate for investors with long-term time horizons who are not sensitive to short-term losses and want to participate in the long-term growth of the financial markets. The Fund seeks to avoid or minimize the effects of inflation on the portfolio.

The percentages in the above graph are based on the portfolio holdings of the Fund as of November 30, 2020 and are subject to change. For a detailed break-out of holdings by industry and investment type, please refer to the Schedule of Investments and Schedule of Written Options.

6

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020	ANNUAL REPORT

COMMON STOCK - 75.59%	Shares	Value

Auto Manufacturers - 2.93%
Ford Motor Co.	22,500	$204,300
Tesla, Inc. (a) (d)	350	198,660
Workhorse Group, Inc. (a) (d)	5,000	126,850
		529,810
Banks - 2.55%
Truist Financial Corp.	5,000	232,100
Valley National Bancorp	25,000	228,500
		460,600
Beverages - 1.69%
Ambev SA - ADR	115,000	305,900

Biotechnology - 1.40%
CRISPR Therapeutics AG (a) (d)	2,000	253,840

Building Materials - 2.07%
Builders FirstSource, Inc. (a)	10,000	374,100

Chemicals - 2.79%
Mosaic Co.	23,000	505,080

Computers - 0.86%
Lumentum Holdings, Inc. (a) (d)	1,800	155,484

Cosmetics & Personal Care - 0.96%
Elf Beauty, Inc. (a)	8,000	173,920

Diversified Financial Services - 2.65%
Charles Schwab Corp. (d)	5,500	268,290
Intercontinental Exchange, Inc.	2,000	211,020
		479,310
Electronics - 1.33%
Fluidigm Corp. (a)	24,000	150,240
Trimble, Inc. (a)	1,500	89,805
		240,045
Energy - Alternate Sources - 0.52%
First Solar, Inc. (a) (d)	1,000	93,430

Food - 0.77%
Beyond Meat, Inc. (a) (d)	1,000	139,900

Healthcare - Products - 4.97%
Abbott Laboratories (d)	1,200	129,864
Medtronic PLC (d)	4,700	534,390
Tandem Diabetes Care, Inc. (a) (d)	2,500	234,700
		898,954
Healthcare - Services - 4.93%
Centene Corp. (a) (d)	9,500	585,675
Molina Healthcare, Inc. (a) (d)	1,500	306,195
		891,870
Insurance - 3.71%
American International Group, Inc.	5,500	211,420
Brighthouse Financial, Inc. (a)	6,500	228,150
Greenlight Capital Re Ltd. - Class A (a)	30,000	231,300
		670,870

7

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020	ANNUAL REPORT

COMMON STOCK - 75.59% (continued)	Shares	Value

Internet - 14.28%
Alibaba Group Holding Ltd. - ADR (a) (d)	4,100	$1,079,776
Baidu, Inc. - ADR (a) (d)	4,500	625,455
eBay, Inc. (d)	5,750	289,973
JD.com, Inc. - ADR (a) (d)	3,100	264,585
Jumia Technologies AG - ADR (a)	10,000	321,700
		2,581,489
Mining - 3.45%
Barrick Gold Corp.	7,000	161,980
Newmont Corp. (d)	3,000	176,460
Pan American Silver Corp.	7,000	206,710
Wheaton Precious Metals Corp.	2,000	78,280
		623,430
Packaging & Containers - 0.19%
Silgan Holdings, Inc.	1,000	33,800

Pharmaceuticals - 4.22%
Bristol-Myers Squibb Co. (d)	2,000	124,800
Coherus Biosciences, Inc. (a)	10,000	184,600
Pfizer, Inc. (d)	8,500	325,635
Tilray, Inc. - Class 2 (a)	12,500	113,000
Viatris, Inc. (a)	868	14,600
		762,635
Private Equities - 1.15%
Blackstone Group, Inc. - Class A	3,500	208,425

Semiconductors - 8.01%
Ambarella, Inc. (a)	1,500	117,195
NXP Semiconductors NV (d)	3,000	475,260
Qorvo, Inc. (a)	500	78,340
QUALCOMM, Inc. (d)	2,400	353,208
Skyworks Solutions, Inc. (d)	3,000	423,510
		1,447,513
Software - 5.20%
Activision Blizzard, Inc. (d)	3,000	238,440
Akamai Technologies, Inc. (a) (d)	1,500	155,265
Domo, Inc. - Class B (a) (d)	6,000	227,940
Salesforce.com, Inc. (a)	1,300	319,540
		941,185
Telecommunications - 4.17%
Corning, Inc.	2,200	82,324
Nokia Oyi - ADR (a)	60,500	243,815
Telefonaktiebolaget LM Erricsson - ADR	35,000	428,400
		754,539
Toys, Games & Hobbies - 0.79%
Nintendo Co. Ltd. - ADR	2,000	141,900

TOTAL COMMON STOCK (Cost $12,774,644)		13,668,029

PREFERRED STOCK - 3.11%
United Community Banks, Inc., 6.875% - Series I (e)	21,000	562,170

TOTAL PREFERRED STOCK (Cost $529,751)		562,170

8

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
November 30, 2020	ANNUAL REPORT

GOVERNMENT BONDS - 8.70%	Principal	Value

U.S. Treasury Note, 0.125%, due 10/31/2022 (e)	$815,000	$814,681
U.S. Treasury Note, 1.375%, due 01/31/2022 (e)	500,000	507,246
U.S. Treasury Note, 2.250%, due 03/31/2021 (e)	250,000	251,797

TOTAL GOVERNMENT BONDS (Cost $1,566,021)		1,573,724

OPTIONS PURCHASED - 2.76%
		Notional	Exercise
CALL OPTIONS PURCHASED - 2.31%	Contracts[1]	Amount	Price	Expiration

Alphabet, Inc. - Class C	2	$300,000	$1,500.00	1/21/2022	74,400
Amazon.com, Inc.	1	260,000	2,600.00	1/21/2022	81,500
Bristol-Myers Squibb Co.	30	165,000	55.00	1/21/2022	31,275
Coherus Biosciences, Inc.	150	262,500	17.50	2/19/2021	33,375
Facebook, Inc. - Class A	15	337,500	225.00	1/21/2022	108,150
J.M. Smucker Co.	15	150,000	100.00	1/15/2021	24,600
PepsiCo, Inc.	15	150,000	100.00	1/15/2021	65,280
TOTAL CALL OPTIONS PURCHASED (Cost $522,579)					418,580

PUT OPTIONS PURCHASED - 0.45%

Burlington Stores, Inc.	20	370,000	185.00	12/18/2020	4,300
Invesco QQQ Trust Series 1	35	980,000	280.00	3/31/2021	37,800
Invesco QQQ Trust Series 1	25	700,000	280.00	6/30/2021	38,625
TOTAL PUT OPTIONS PURCHASED (Cost $140,118)					80,725

TOTAL OPTIONS PURCHASED (Cost $662,697)					499,305

	Shares
SHORT-TERM INVESTMENTS - 16.93%
Federated Hermes Government Obligations Fund - Institutional Shares, 0.01% (b)	3,062,192	3,062,192

TOTAL SHORT-TERM INVESTMENTS (Cost $3,062,192)		3,062,192

TOTAL INVESTMENTS, AT VALUE (Cost $18,595,305) – 107.09%		$19,365,420

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $1,146,866) - (6.84)%		(1,236,772)

OPTIONS WRITTEN, AT VALUE (Premiums $230,566) - (1.20)% (c)		(216,996)

OTHER ASSETS IN EXCESS OF LIABILITIES, NET - 0.95%		170,915

NET ASSETS - 100%		$18,082,567

(a) Non-income producing security.

(b) Rate shown represents the 7-day effective yield at November 30, 2020, is subject to change and resets daily.

(c) Please refer to the Schedule of Options Written for details of options written.

(d) Subject to call options written by the Fund.

(e) All or a portion of the security is segregated as collateral for options written and securities sold short.

1 Each option contract is equivalent to 100 shares of the underlying common stock or exchange-traded fund. All options are non-income producing.

ADR - American Depositary Receipt

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch Public Company)

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

9

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS - SECURITIES SOLD SHORT
November 30, 2020	ANNUAL REPORT

SECURITIES SOLD SHORT - (6.84)%

COMMON STOCK SOLD SHORT - (2.46)%	Shares	Value

Biotechnology - (1.52%)
Moderna, Inc. (a)	1,800	$274,932

Auto Manufacturing - (0.94%)
Tesla, Inc. (a)	300	170,280

TOTAL COMMON STOCK SOLD SHORT (Proceeds $353,134)		445,212

EXCHANGE-TRADED FUND SOLD SHORT - (4.38)%

Index Fund - (4.38%)
SPDR S&P MidCap 400 ETF Trust (a)	2,000	791,560

TOTAL EXCHANGE-TRADED FUND SOLD SHORT (Proceeds $793,732)		791,560

TOTAL SECURITIES SOLD SHORT, AT VALUE (Proceeds $1,146,866)		$1,236,772

(a) Non-income producing security.

ETF - Exchange-Traded Fund

The accompanying notes are an integral part of these financial statements.

10

FINTRUST INCOME AND OPPORTUNITY FUND
SCHEDULE OF OPTIONS WRITTEN
November 30, 2020	ANNUAL REPORT

OPTIONS WRITTEN - (1.20)%
		Notional	Exercise
CALL OPTIONS WRITTEN - (0.31)%	Contracts[1]	Amount	Price	Expiration	Value

Abbott Laboratories	12	$144,000	$120.00	2/19/2021	$2,136
Activision Blizzard, Inc.	15	123,750	82.50	1/15/2021	3,420
Akamai Technologies, Inc.	10	110,000	110.00	1/15/2021	1,690
Alibaba Group Holding Ltd - ADR	12	366,000	305.00	12/18/2020	936
Baidu, Inc. - ADR	15	217,500	145.00	12/18/2020	2,910
Beyond Meat, Inc.	10	155,000	155.00	12/18/2020	2,490
Bristol-Myers Squibb Co.	10	67,500	67.50	12/18/2020	170
Centene Corp.	15	101,250	67.50	1/15/2021	1,800
Centene Corp.	20	140,000	70.00	12/18/2020	500
Charles Schwab Corp.	15	78,750	52.50	1/15/2021	1,575
CRISPR Therapeutics AG	10	140,000	140.00	1/15/2021	8,080
Domo, Inc. - Class B	20	84,000	42.00	1/15/2021	5,200
eBay, Inc.	20	110,000	55.00	1/15/2021	1,800
First Solar, Inc.	3	27,900	93.00	12/18/2020	1,335
JD.com, Inc. - ADR	10	95,000	95.00	12/18/2020	700
Lumentum Holdings, Inc.	6	54,000	90.00	12/18/2020	894
Medtronic PLC	10	120,000	120.00	1/15/2021	1,520
Molina Healthcare, Inc.	5	115,000	230.00	1/15/2021	1,488
Newmont Corp.	10	65,000	65.00	1/15/2021	940
NXP Semiconductors NV	10	165,000	165.00	12/18/2020	2,290
Pfizer, Inc.	30	120,000	40.00	1/15/2021	4,200
QUALCOMM, Inc.	10	160,000	160.00	1/15/2021	2,700
Skyworks Solutions, Inc.	11	170,500	155.00	1/15/2021	2,915
Tandem Diabetes Care, Inc.	10	105,000	105.00	12/18/2020	940
Tesla, Inc.	1	64,000	640.00	12/18/2020	2,832
Workhorse Group, Inc.	10	40,000	40.00	12/18/2020	750
TOTAL CALL OPTIONS WRITTEN (Premiums $53,174)					56,211

PUT OPTIONS WRITTEN - (0.89)%

Alphabet, Inc. - Class C	3	510,000	1,700.00	12/18/2020	5,865
Alphabet, Inc. - Class C	2	360,000	1,800.00	12/18/2020	12,850
Amazon.com, Inc.	1	327,000	3,270.00	1/15/2021	20,545
Beyond Meat, Inc.	10	175,000	175.00	12/18/2020	37,670
Builders FirstSource, Inc.	30	105,000	35.00	1/15/2021	4,425
Callaway Golf Co.	50	80,000	16.00	2/19/2021	2,500
Eastman Chemical Co.	10	100,000	100.00	1/15/2021	6,450
Electronic Arts, Inc.	10	115,000	115.00	1/15/2021	1,460
Electronic Arts, Inc.	10	120,000	120.00	12/18/2020	1,040
EOG Resources, Inc.	30	157,500	52.50	1/15/2021	19,650
Expedia Group, Inc.	20	230,000	115.00	12/18/2020	3,640
Lumentum Holdings, Inc.	12	102,000	85.00	12/18/2020	4,560
NVIDIA Corp.	5	275,000	550.00	12/18/2020	14,575
ServiceNow, Inc.	5	235,000	470.00	2/19/2021	8,305
Workhorse Group, Inc.	50	75,000	15.00	1/15/2021	5,750
Workhorse Group, Inc.	50	115,000	23.00	12/18/2020	11,500
TOTAL PUT OPTIONS WRITTEN (Premiums $177,392)					160,785

TOTAL OPTIONS WRITTEN (Premiums $230,566)					$216,996

1 Each option contract is equivalent to 100 shares of common stock. All options are non-income producing.

ADR - American Depositary Receipt

Ltd. - Limited

NV - Naamloze Vennootschap (Dutch Public Company)

The accompanying notes are an integral part of these financial statements.

11

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES

November 30, 2020	ANNUAL REPORT
Assets:
Total Investments, at cost	$18,595,305
Investments, at value	$19,365,420
Cash	99,762
Receivables:
Interest	3,368
Dividends	16,281
Investment securities sold	1,239,675
Fund shares sold	111,159
Prepaid expenses	1,325
Total assets	20,836,990

Liabilities:
Premiums from options written	$230,566
Proceeds of securities sold short	1,146,866
Options written, at value	$216,996
Securities sold short, at value	1,236,772
Cash due to broker	548,659
Payables:
Investment securities purchased	721,926
Due to adviser	8,102
Accrued distribution (12b-1) fees	17
Due to administrator	7,387
Accrued expenses	14,564
Total liabilities	2,754,423
Net Assets	$18,082,567

Sources of Net Assets:
Paid-in capital	$16,460,162
Total distributable earnings	1,622,405
Total Net Assets	$18,082,567

Class A Shares:
Net Assets	$83,290
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	7,442
Net Asset Value Per Share	$11.19

Maximum Offering Price Per Share (a)	$11.84

Minimum Redemption Price Per Share (b)	$11.08

Institutional Class Shares:
Net Assets	$17,999,277
Shares Outstanding (Unlimited shares of $0 par value beneficial interest authorized)	1,587,368
Net Asset Value, Offering and Redemption Price Per Share	$11.34

(a) A maximum sales charge of 5.50% is imposed on Class A shares.

(b) Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within one year from the date of purchase.

The accompanying notes are an integral part of these financial statements.

12

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENT OF OPERATIONS	ANNUAL REPORT

For the
Year Ended
November 30, 2020
Investment income:
Dividends (net of foreign withholding taxes of $1,806)	$85,976
Interest	42,684
Total investment income	128,660

Expenses:
Management fees (Note 6)	171,206
Distribution (12b-1) fees - Class A (Note 6)	222
Accounting and transfer agent fees and expenses	84,284
Legal fees	24,438
Trustee fees and expenses	20,816
Liquidity Rule fees	20,580
Interest expense	20,230
Pricing fees	17,450
Reports to shareholders	14,841
Audit fees	14,500
Custodian fees	12,821
Miscellaneous	12,724
Registration and filing fees	1,371
Insurance	1,031
Total expenses	416,514
Less: fees waived (Note 6)	(128,993)
Net expenses	287,521

Net investment loss	(158,861)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,392,050
Options written	(257,795)
Securities sold short	(26,095)
Net realized gains on investments, options written and securities sold short	1,108,160

Net change in unrealized appreciation (depreciation) on:
Investments	878,505
Options written	67,775
Securities sold short	(89,875)
Net change in unrealized appreciation on investments, options written and securities sold short	856,405

Net realized and unrealized gain on investments, options written and securities sold short	1,964,565

Net increase in net assets resulting from operations	$1,805,704

The accompanying notes are an integral part of these financial statements.

13

FINTRUST INCOME AND OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS	ANNUAL REPORT

	For the	For the
	Year Ended	Year Ended
	November 30, 2020	November 30, 2019
Increase (decrease) in net assets from:
Operations:
Net investment loss	$(158,861)	$(33,947)
Net realized gain on investments, options written and securities sold short	1,108,160	433,939
Net change in unrealized appreciation on investments, options written and securities sold short	856,405	114,602
Net increase in net assets resulting from operations	1,805,704	514,594

Distributions to shareholders from:
Total distributable earnings - Class A	(3,800)	(4,448)
Total distributable earnings - Institutional Class	(401,040)	(309,072)
Total distributions	(404,840)	(313,520)

Capital share transactions (Note 4):
Increase in net assets from capital share transactions	6,299,972	4,408,857

Increase in net assets	7,700,836	4,609,931

Net Assets:
Beginning of year	10,381,731	5,771,800

End of year	$18,082,567	$10,381,731

The accompanying notes are an integral part of these financial statements.

14

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years or period indicated.

	Class A

	For the		For the		For the	For the		For the
	Year Ended		Year Ended		Year Ended	Year Ended		Period Ended
	November 30, 2020		November 30, 2019		November 30, 2018	November 30, 2017		November 30, 2016(a)
Net Asset Value, Beginning of Year/Period	$10.71		$10.73		$11.97	$11.03		$10.00

Investment Operations:
Net investment loss (b)	(0.15)		(0.06)		(0.05)	(0.08)		(0.11)
Net realized and unrealized gains on investments, options written and securities sold short	1.05		0.56		0.04	1.03		1.14
Total from investment operations	0.90		0.50		(0.01)	0.95		1.03

Distributions:
From net realized capital gains	(0.42)		(0.52)		(1.23)	(0.01)		—
Total distributions	(0.42)		(0.52)		(1.23)	(0.01)		—

Net Asset Value, End of Year/Period	$11.19		$10.71		$10.73	$11.97		$11.03

Total Return (c)	8.68%		5.32%		(0.31)%	8.61%		10.30	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$83		$97		$92	$398		$370

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	3.29	%(f)	3.66	%(f)	4.57%	4.52	%(f)	7.31	%(e) (f)
After fees waived and expenses absorbed	2.35	%(f)	2.22	%(f)	2.20%	2.26	%(f)	2.30	%(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.35	)%(f)	(2.06	)%(f)	(2.84)%	(2.99	)%(f)	(6.26	)%(e) (f)
After fees waived and expenses absorbed	(1.41	)%(f)	(0.63	)%(f)	(0.47)%	(0.73	)%(f)	(1.24	)%(e) (f)

Portfolio turnover rate	271.84%		192.88%		280.78%	94.23%		29.55	%(d)

(a)	The FinTrust Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect the impact of sales charges.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.15% of interest expense during the year ended November 30, 2020, 0.02% of interest expense during the year ended November 30, 2019, 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.

The accompanying notes are an integral part of these financial statements.

15

FINTRUST INCOME AND OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS	ANNUAL REPORT

The following tables set forth the per share operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for the years or period indicated.

	Institutional Class

	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
	November 30, 2020		November 30, 2019		November 30, 2018		November 30, 2017		November 30, 2016(a)
Net Asset Value, Beginning of Year/Period	$10.82		$10.81		$12.02		$11.05		$10.00

Investment Operations:
Net investment loss (b)	(0.12)		(0.04)		(0.02)		(0.05)		(0.09)
Net realized and unrealized gains on investments, options written and securities sold short	1.06		0.57		0.04		1.03		1.14
Total from investment operations	0.94		0.53		0.02		0.98		1.05

Distributions:
From net realized capital gains	(0.42)		(0.52)		(1.23)		(0.01)		—
Total distributions	(0.42)		(0.52)		(1.23)		(0.01)		—

Net Asset Value, End of Year/Period	$11.34		$10.82		$10.81		$12.02		$11.05

Total Return (c)	8.97%		5.57%		(0.03	)%(g)	8.86%		10.50	%(d)

Ratios/Supplemental Data
Net assets, end of year/period (in 000's)	$17,999		$10,285		$5,680		$5,578		$3,741

Ratios of expenses to average net assets:
Before fees waived and expenses absorbed	3.04	%(f)	3.41	%(f)	4.32%		4.27	%(f)	7.06	%(e) (f)
After fees waived and expenses absorbed	2.10	%(f)	1.97	%(f)	1.95%		2.01	%(f)	2.05	%(e) (f)

Ratios of net investment loss:
Before fees waived and expenses absorbed	(2.10	)%(f)	(1.81	)%(f)	(2.59)%		(2.74	)%(f)	(6.01	)%(e) (f)
After fees waived and expenses absorbed	(1.16	)%(f)	(0.38	)%(f)	(0.22)%		(0.48	)%(f)	(0.99	)%(e) (f)

Portfolio turnover rate	271.84%		192.88%		280.78%		94.23%		29.55	%(d)

(a)	The FinTrust Income and Opportunity Fund commenced operations on January 21, 2016.
(b)	Net investment loss per share is based on average shares outstanding.
(c)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios include 0.15% of interest expense during the year ended November 30, 2020, 0.02% of interest expense during the year ended November 30, 2019, 0.06% of interest expense during the year ended November 30, 2017 and 0.10% of interest expense during the period ended November 30, 2016.
(g)	Total return does not correlate to the total from investment operations due to the timing of certain subscriptions and redemptions in the Fund.

The accompanying notes are an integral part of these financial statements.

16

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The FinTrust Income and Opportunity Fund (the “Fund”), is a series of 360 Funds (the “Trust”). The Trust was organized on February 24, 2005 as a Delaware statutory trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund is a non-diversified Fund. As a non-diversified Fund, it may invest a significant portion of its assets in a small number of companies. The Fund’s investment objective is total return comprised of income and capital appreciation. The Fund’s investment adviser is FinTrust Capital Advisors, LLC (the “Adviser”). The Fund offers two classes of shares, Class A and Institutional Class shares. Each class of shares commenced operations on January 21, 2016. Each class differs as to sales and redemption charges and ongoing fees. Income and expenses (other than class specific), and realized/unrealized gains or losses are allocated to each class based on their relative net asset values.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

a)       Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 2.

b)       Options – The Fund uses an option strategy in an effort to limit market exposure and volatility. The extent of option selling will depend upon market conditions and the Adviser’s judgment of the advantages of selling call options on the Fund’s equity investments. The sale of put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets. The risk in purchasing options is limited to the premium paid by the Fund for the options. The sale of call options generates income for the Fund, but may limit the Fund's participation in equity market gains. The Fund’s investment adviser seeks to reduce the overall volatility of returns for the Fund by managing a portfolio of options. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.

Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. By writing put options on equity securities, the Fund gives up the opportunity to benefit from potential increases in the value of the underlying securities above the strike prices of the written put options, but continues to bear the risk of declines in the value of underlying securities held by the Fund. The Fund will receive a premium from writing a covered call option that it retains whether or not the option is exercised. The premium received from the written options may not be sufficient to offset any losses sustained from the volatility of the underlying equity securities over time.

c)       Exchange-Traded Funds (“ETFs”) – The Fund may invest in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees’ fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs. By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.

d)       Federal Income Taxes – The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise provision is required.

17

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2020

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

As of and for the year ended November 30, 2020, the Fund did not have a liability for any unrecognized tax expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax liability as income tax expense in the Statement of Operations. For the year ended November 30, 2020, the Fund did not incur any interest or penalties. The Fund identifies its major tax jurisdiction as U.S. Federal.

In addition, accounting principles generally accepted in the United States of America (“GAAP”) requires management of the Fund to analyze all open tax years, as defined by the Internal Revenue Service statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of the year ended November 30, 2020, and for all other open tax years (years ended November 30, 2019, November 30, 2018 and 2017), the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total tax amounts of unrecognized tax benefits will significantly change in the next twelve months.

e)       Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital.

f)       Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g)       Non-Diversified Fund – The Fund is a non-diversified fund. In general, a non-diversified fund may invest a greater percentage of its assets in a particular issue and may own fewer securities than other mutual funds. Accordingly, a non-diversified fund is generally subject to the risk that a large loss in an individual issue will cause a greater loss for the fund than it would if the fund was required to hold a larger number of securities or smaller positions.

h) Sales Charges – A maximum sales charge of 5.50% is imposed on certain purchases of Class A shares. A contingent deferred sales charge (“CDSC”) is imposed upon certain redemptions of Class A shares purchased at net asset value in amounts totaling $1 million if the dealer’s commission was paid by the underwriter and the shares are redeemed within one year from the date of purchase. The CDSC will be paid to the Distributor and will be equal to 1.00% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed; or (2) the net asset value of such shares at the time of redemption. There were no CDSC Fees paid to the Distributor for the year ended November 30, 2020.

i)       Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund's relative net assets or another appropriate basis as determined by the Board.

j)       Other – Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

2.       SECURITIES VALUATIONS

Processes and Structure

The Fund’s Board of Trustees (the “Board”) has adopted guidelines for valuing securities and other derivative instruments including in circumstances in which market quotes are not readily available, and has delegated authority to the Adviser to apply those guidelines in determining fair value prices, subject to review by the Board.

18

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2020

2.       SECURITIES VALUATIONS (continued)

Hierarchy of Fair Value Inputs

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements

A description of the valuation techniques applied to the Trust's major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities (common stock) – Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange-Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Money market funds – Money market funds are valued at their net asset value and are categorized as Level 1.

Derivative instruments – Listed derivatives, including options, that are actively traded, are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Options held by the Fund for which no current quotations are readily available and which are not traded on the valuation date are valued at the mean price and are categorized within Level 2 of the fair value hierarchy. Over-the-counter (OTC) derivative contracts include forward, swap, and option contracts related to interest rates; foreign currencies; credit standing of reference entities; equity prices; or commodity prices, and warrants on exchange-traded securities. Depending on the product and terms of the transaction, the fair value of the OTC derivative products can be modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. OTC derivative products valued using pricing models are categorized within Level 2 of the fair value hierarchy.

19

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2020

2.       SECURITIES VALUATIONS (continued)

If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when certain restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board and the Fair Valuation Committee. These securities will be categorized as Level 3 securities.

The following tables summarize the inputs used to value the Fund’s assets and liabilities measured at fair value as of November 30, 2020.

Financial Instruments – Assets

Security Classification(1)	Level 1	Level 2	Level 3	Totals
Common Stock(2)	$13,668,029	$—	$—	$13,668,029
Preferred Stock(2)	562,170	—	—	562,170
Government Bonds	—	1,573,724	—	1,573,724
Call Options Purchased	353,930	64,650	—	418,580
Put Options Purchased	76,425	4,300	—	80,725
Short-Term Investments	3,062,192	—	—	3,062,192
Total Assets	$17,722,746	$1,642,674	$—	$19,365,420

Derivative and Financial Instruments – Liabilities

Security Classification(1)	Level 1	Level 2	Level 3	Totals
Common Stock(2)	$445,212	$—	$—	$445,212
Exchange-Traded Funds	791,560	—	—	791,560
Call Options Written	49,523	6,688	—	56,211
Put Options Written	126,865	33,920	—	160,785
Total Liabilities	$1,413,160	$40,608	$—	$1,453,768

(1)       As of and for the year ended November 30, 2020, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(2)       All common and preferred stock held in the Fund are Level 1 securities. For a detailed break-out of common and preferred stock by industry, please refer to the Schedule of Investments.

3.       DERIVATIVE TRANSACTIONS

As of November 30, 2020, the location on the Statement of Assets and Liabilities for financial derivative instrument fair values is as follows:

Assets	Location	Equity Contracts
Call options purchased	Investments, at value	$418,580
Put options purchased	Investments, at value	80,725
Total Assets		$499,305

20

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS

November 30, 2020

3.       DERIVATIVES TRANSACTIONS (continued)

Liabilities	Location	Equity Contracts
Call options written	Options written, at value	$56,211
Put options written	Options written, at value	160,785
Total Liabilities		$216,996

Realized and unrealized gains and losses on derivatives contracts entered into by the Fund for the year ended November 30, 2020, are recorded in the following locations in the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Location	Equity Contracts
Call options purchased	Investments	$43,788
Put options purchased	Investments	1,118
Call options written	Options written	51,107
Put options written	Options written	16,668
		$112,681

Net realized gain (loss) on:	Location	Equity Contracts
Call options purchased	Investments	$(219,502)
Put options purchased	Investments	(418,304)
Call options written	Options written	(872,548)
Put options written	Options written	614,753
		$(895,601)

For the year ended November 30, 2020, the average month-end notional value of purchased and written option contracts for the Fund was $5,608,331 and ($7,062,496), respectively. The primary risk category for all open options positions during the fiscal year was equity risk.

4.       CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the year ended November 30, 2020 were as follows:

	Sold	Redeemed	Reinvested	Net Increase (Decrease)
Class A
Shares	10	(1,961)	363	(1,588)
Value	$101	$(20,261)	$3,800	$(16,360)
Institutional Class
Shares	741,588	(142,803)	37,870	636,655
Value	$7,332,702	$(1,417,410)	$401,040	$6,316,332

21

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2020

4.	CAPITAL SHARE TRANSACTIONS (continued)

Transactions in shares of capital stock for the year ended November 30, 2019 were as follows:

	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	24	(13)	472	483
Value	$250	$(138)	$4,448	$4,560
Institutional Class
Shares	473,668	(81,069)	32,534	425,133
Value	$4,935,547	$(840,322)	$309,072	$4,404,297

5.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2020, aggregate purchases and sales of investment securities (excluding short-term investments and U.S. Government securities) for the Fund were as follows:

Purchases	Sales
$38,333,008	$33,264,528

The cost of purchases and proceeds from sales of U.S. government securities during the year ended November 30, 2020 were $1,316,896 and $1,300,000, respectively.

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Pursuant to the Advisory Agreement, the Adviser manages the operations of the Fund and manages the Fund’s investments in accordance with the stated policies of the Fund. As compensation for the investment advisory services provided to the Fund, the Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets. For the year ended November 30, 2020, the Adviser earned $171,206 of management fees.

The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95% of the Fund's average daily net assets through at least March 31, 2021. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. For the year ended November 30, 2020, the Adviser waived advisory fees of $128,993.

Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Fund is $321,216, of which $63,687, $128,536 and $128,993 can be recouped no later than November 30, 2021, November 30, 2022 and November 30, 2023, respectively.

The Fund has entered into an Investment Company Services Agreement (“ICSA”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the ICSA, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the year ended November 30, 2020 M3Sixty earned $84,284, including out of pocket expenses.

22

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2020

6.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

Certain officers and an interested Trustee of the Trust are also employees and/or officers of M3Sixty.

The Fund has entered into a Distribution Agreement with Matrix 360 Distributors, LLC (“M3SixtyD” or the “Distributor”). Pursuant to the Distribution Agreement, the Distributor provides distribution services to the Fund. The Distributor served as underwriter/distributor of the Fund. M3SixtyD may receive commissions from the sale of Class A shares. During the year ended November 30, 2020, no commissions were paid to the Distributor. M3SixtyD is an affiliate of M3Sixty.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for its Class A shares. The Fund may expend up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

The distribution plan for the Class A shares of the Fund took effect January 21, 2016. For the year ended November 30, 2020, the Fund accrued $222 in 12b-1 expenses attributable to Class A shares.

7.	TAX MATTERS

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments, including written options and securities sold short, at November 30, 2020 were as follows:

Cost	Gross Appreciation	Gross Depreciation	Net Appreciation
$17,266,584	$1,340,453	$(695,385)	$645,068

The difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and straddles.

The Fund’s tax basis distributable earnings are determined at the end of each fiscal year. The tax character of distributable earnings (deficit) at November 30, 2020, the Fund’s most recent fiscal year end, is as follows:

Unrealized Appreciation	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carry Forwards	Post-October Loss and Late Year Loss	Other Book/Tax Differences	Total Distributable Earnings
$645,068	$847,129	$164,014	$—	$—	$(33,806)	$1,622,405

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. As of November 30, 2020 the Fund did not elect to defer any losses.

In accordance with accounting pronouncements, the Fund may record reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present distributable earnings on a tax basis which is considered to be more informative to the shareholder. As of November 30, 2020, the Fund did not record any reclassifications to capital accounts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of November 30, 2020, the Fund had no capital loss carryforwards for federal income tax purposes.

For the year ended November 30, 2020, the Fund distributed, on a tax basis, $362,575 of ordinary income and $42,265 of long-term capital gains.

For the year ended November 30, 2019, the Fund distributed, on a tax basis, $313,520 of ordinary income.

23

FinTrust Income and Opportunity Fund	ANNUAL REPORT
NOTES TO THE FINANCIAL STATEMENTS
November 30, 2020

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2020 Charles Schwab and Co., Inc. held 62.48% and National Financial Services, LLC held 37.52% of the Fund’s shares in omnibus accounts for the sole benefit of their customers. The Trust does not know whether any of the underlying beneficial shareholders of the omnibus accounts held by Charles Schwab and Co., Inc. or National Financial Services, LLC own more than 25% of the voting securities of the Fund.

9.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

10.	SUBSEQUENT EVENTS

On December 21, 2020, the Fund declared an ordinary income distribution of $844,230 and a long-term capital gain distribution of $164,014, which were payable on December 21, 2020.

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of 360 Funds

and the Shareholders of FinTrust Income and Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of FinTrust Income and Opportunity Fund, a series of shares of beneficial interest in 360 Funds (the “Fund”), including the schedule of investments, as of November 30, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year ended November 30, 2017 and for the period January 21, 2016 (commencement of operations) through November 30, 2016 were audited by other auditors, whose report dated January 26, 2018, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

25

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the 360 Funds since 2018.

Philadelphia, Pennsylvania

January 27, 2021

26

FinTrust Income and Opportunity Fund	ANNUAL REPORT
ADDITIONAL INFORMATION
November 30, 2020 (Unaudited)

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prior to March 31, 2020, the Fund filed its complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Fund is required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year. The Fund paid $362,575 of ordinary income and $42,265 of long-term capital gain distributions for the year ended November 30, 2020.

Tax information is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2021 to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their own tax advisors.

27

FinTrust Income and Opportunity Fund	ANNUAL REPORT
ADDITIONAL INFORMATION
November 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund. The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling (877) 244-6235

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years. Each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table. The address of each trustee and officer is 4300 Shawnee Mission Parkway, Suite 100, Fairway, KS 66205.

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Arthur Q. Falk YOB : 1937	Trustee	Since 2011	Retired.	Six	None
Tom M. Wirtshafter YOB : 1954	Trustee	Since 2011	Senior Vice President, American Portfolios Financial Services, (broker-dealer), American Portfolios Advisors (investment adviser) (2009-Present).	Six	None
Gary W. DiCenzo YOB: 1962	Trustee and Independent Chairman	Since 2014 Since 2019	Partner, Cognios Capital (investment management firm) (2015-2020) Chief Executive officer 2015-2019; President and CEO, IMC Group, LLC (asset management firm consultant) (2010-2015).	Six	FNEX Ventures (2018-present)
Steven D. Poppen YOB : 1968	Trustee	Since 2018	Executive Vice President and Chief Financial Officer, Minnesota Vikings (professional sports organization) (1999-present).	Six	M3Sixty Funds Trust (3 portfolios) (2015 – present); FNEX Ventures (2018- present)
Thomas J. Schmidt YOB: 1963	Trustee	Since 2018	Principal, Tom Schmidt & Associates Consulting, LLC (2015-Present)	Six	FNEX Ventures (2018-present)
Interested Trustee*
Randall K. Linscott YOB: 1971	President	Since 2013	Chief Executive Officer, M3Sixty Administration, LLC (2013 – present)	Six	M3Sixty Funds Trust (3 portfolios) (2015 – present)

* The Interested Trustee is an Interested Trustee because he is Chief Executive Officer and principal owner of M3Sixty Administration, LLC, the Fund's administrator and transfer agent.

28

FinTrust Income and Opportunity Fund	ANNUAL REPORT
ADDITIONAL INFORMATION
November 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Year of Birth (“YOB”)	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Andras P. Teleki YOB: 1971	Chief Compliance Officer and Secretary	Since 2015	Chief Legal Officer, M3Sixty Administration, LLC, M3Sixty Holdings, LLC, Matrix 360 Distributors, LLC and M3Sixty Advisors, LLC (2015-present); Chief Compliance Officer and Secretary, M3Sixty Funds Trust (2016-present); Chief Compliance Officer and Secretary, WP Trust (2016-present); Secretary and Assistant Treasurer.	N/A	N/A
Brandon J. Byrd YOB: 1981	Assistant Secretary and Anti-Money Laundering Officer Vice President	Since 2013 Since 2018	Chief Operating Officer, M3Sixty Administration, LLC (2013-present); Anti-Money Laundering Compliance Officer, Monteagle Funds (2015-2016).	N/A	N/A
Larry E. Beaver, Jr.** YOB: 1969	Assistant Treasurer	Since 2017	Fund Accounting, Administration and Tax Officer, M3Sixty Administration, LLC (2017-Present); Director of Fund Accounting & Administration, M3Sixty Administration, LLC (2005-2017); Chief Accounting Officer, Amidex Funds, Inc. (2003-2020); Assistant Treasurer, Capital Management Investment Trust (July 2017-July 2018); Assistant Treasurer, M3Sixty Funds Trust (July 2017-Present; Assistant Treasurer, WP Funds Trust (July 2017-Present); Treasurer and Assistant Secretary, Capital Management Investment Trust (2008-July 2017); Treasurer, 360 Funds Trust (2007-2017); Treasurer, M3Sixty Funds Trust (2015-July 2017); Treasurer, WP Trust (2015-July 2017); Treasurer and Chief Financial Officer, Monteagle Funds (2008-2016).	N/A	N/A
Bo J. Howell YOB: 1981	Assistant Secretary	Since 2020	Shareholder, Strauss Troy Co., LPA (2020-present); Partner, Practus LLP (2018-2020); CEO, Joot (2018-present); Director of Fund Administration, Ultimus Fund Services, LLC (2014-2018).	N/A	N/A
Ted L. Akins YOB: 1974	Assistant Secretary	Since 2018	Vice President of Operations, M3Sixty Administration, LLC (2012-present).	N/A	N/A

** Effective December 28, 2018, Larry E. Beaver, Jr. was assigned as Interim Treasurer until a new Treasurer is appointed by the Board.

29

FinTrust Income and Opportunity Fund	ANNUAL REPORT
ADDITIONAL INFORMATION
November 30, 2020 (Unaudited)

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Officers of the Trust and interested Trustees do receive compensation directly from certain service providers to the Trust, including Matrix 360 Distributors, LLC and M3Sixty Administration, LLC. Each Trustee who is not an “interested person” (an “Independent Trustee”) receives a $5,000 annual retainer (paid quarterly). In addition, each Independent Trustee receives, on a per fund basis: (i) a fee of $1,500 per fund each year (paid quarterly); (ii) a fee of $200 per Board meeting attended; and (iii) a fee of $200 per committee meeting attended. The Trust will also reimburse each Trustee for travel and other expenses incurred in connection with, and/or related to, the performance of their obligations as a Trustee. Officers of the Trust will also be reimbursed for travel and other expenses relating to their attendance at Board meetings.

Name of Trustee[1]	Aggregate Compensation From each Fund[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund Paid to Trustees[2]
Independent Trustees
Arthur Q. Falk	$ 3,099	None	None	$ 3,099
Tom M. Wirtshafter	$ 3,099	None	None	$ 3,099
Gary W. DiCenzo	$ 3,099	None	None	$ 3,099
Steven D. Poppen	$ 3,099	None	None	$ 3,099
Thomas J. Schmidt	$ 3,099	None	None	$ 3,099
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None

1 Each of the Trustees serves as a Trustee to each Series of the Trust. The Trust currently offers six (6) series of shares.

2 Figures are for the year ended November 30, 2020.

30

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the sales charge (load) imposed on certain subscriptions and the contingent deferred sales charge (“CDSC”) imposed on certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made at the beginning of the period). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), CDSC fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

 Expenses and Value of a $1,000 Investment for the period from 05/31/20 through 11/30/20

	Beginning Account Value (05/31/20)	Annualized Expense Ratio for the Period	Ending Account Value (11/30/20)	Expenses Paid During Period(a)
Actual Fund Return (in parentheses)
Class A (15.48%)	$1,000.00	2.30%	$ 1,154.80	$ 12.39
Institutional Class (15.71%)	$1,000.00	2.05%	$ 1,157.10	$ 11.06
Hypothetical 5% Return
Class A	$1,000.00	2.30%	$1,013.50	$ 11.58
Institutional Class	$1,000.00	2.05%	$1,014.80	$ 10.33

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

31

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Information About Your Fund’s Expenses – (Unaudited) (continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated March 29, 2020 for the Fund were as follows:
FinTrust Income and Opportunity Fund Class A, gross of fee waivers or expense reimbursements	3.67%
FinTrust Income and Opportunity Fund Class A, after waiver and reimbursement*	2.23%
FinTrust Income and Opportunity Fund Institutional Class, gross of fee waivers or expense reimbursements	3.42%
FinTrust Income and Opportunity Fund Institutional Class, after waiver and reimbursement*	1.98%

* FinTrust Capital Advisors, LLC (the “Adviser”) has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund’s annual operating expenses (excluding interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, dividend expenses on short sales, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of such Fund’s business) to not more than 1.95%. The Expense Limitation Agreement covers the period during which the Interim Investment Advisory Agreement was in place and the period following shareholder approval of the new Investment Advisory Agreement through at least March 31, 2021. Subject to approval by the Fund’s Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Fund within the three fiscal years following the year in which such waiver occurred, if the Fund is able to make the payment without exceeding the 1.95% expense limitation. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Total Gross Operating Expenses for the year ended November 30, 2020 were 3.29% and 3.04% for the FinTrust Income and Opportunity Fund Class A shares and FinTrust Income and Opportunity Fund Institutional Class shares, respectively. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 6) sections of this report for expense related disclosures for the year ended November 30, 2020.

32

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Approval of the Renewal of the Investment Advisory Agreement – (Unaudited)

At a meeting held on October 21, 2020, the Board of Trustees (the “Board”) considered the approval of the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and FinTrust Capital Advisors (the “Adviser”) (the “Advisory Agreement”). Legal counsel (“Counsel”) noted that the 1940 Act requires the approval of an investment advisory agreement with the Trust by a majority of the Independent Trustees.

Counsel reviewed with the Board a memorandum from Counsel and addressed to the Trustees that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement concerning the Fund. A copy of this memorandum was circulated to the Trustees in advance of the Meeting. Counsel discussed with the Trustees the types of information and factors that should be considered by the Board to make an informed decision regarding the approval of the continuation of the Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the FinTrust Fund; (iii) the costs of the services provided and profits realized by the Adviser from the relationship with the FinTrust Fund; (iv) the extent to which economies of scale would be realized if the FinTrust Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the FinTrust Fund’s investors; and (v) the Adviser’s practices regarding possible conflicts of interest.

In assessing these factors and reaching its decisions, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information prepared or presented in connection with the annual renewal process, including information submitted to the Board in the Adviser’s presentation earlier in the Meeting. The Board requested and was provided with information and reports relevant to the annual renewal of the Advisory Agreement, including: (i) reports regarding the services and support provided to the FinTrust Fund and its shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the FinTrust Fund from the Adviser; (iii) periodic commentary on the reasons for the performance; (iv) presentations by the FinTrust Fund’s management addressing the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the FinTrust Fund and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the renewal of the Advisory Agreement, including the material factors set forth above and the types of information included in each factor that should be considered by the Board to make an informed decision.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about the Adviser, including financial information, a description of personnel and the services provided to the FinTrust Fund, information on investment advice, performance, summaries of the FinTrust Fund’s expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the FinTrust Fund; and (iii) benefits to be realized by the Adviser from its relationship with the FinTrust Fund. The Board did not identify any information that was most relevant to its consideration to approve the renewal of the Advisory Agreement, and each Trustee may have afforded different weights to the various factors.

(1)       The nature, extent, and quality of the services provided by the Adviser.

The Board considered the responsibilities the Adviser has under the Advisory Agreement for the FinTrust Fund. The Board reviewed the services provided by the Adviser to the FinTrust Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the FinTrust Fund’s investment objectives and limitations; its coordination of services for the FinTrust Fund among the FinTrust Fund’s service providers; and its efforts to promote the FinTrust Fund, grow assets and assist in the distribution of the FinTrust Fund’s shares. The Board considered the Adviser’s staffing, personnel, and methods of operating; the education and experience of the Adviser’s staff; and the Adviser’s compliance program, policies, and procedures. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services provided by the Adviser was satisfactory and adequate for the FinTrust Fund.

(2)       Investment Performance of the FinTrust Fund and the Adviser.

The Trustees compared the short- and long-term performance of the FinTrust Fund with the performance of its benchmark index, or indices, as applicable, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the FinTrust Fund with its investment objective and policies.

The Board considered that the FinTrust Fund had outperformed its peer group for the year-to-date, one-year, and three-year periods ended September 30, 2020. Finally, the Board considered the Fund’s performance during the most recent market conditions because of COVID-19.

33

FinTrust Income and Opportunity Fund	ANNUAL REPORT

Approval of the Renewal of the Investment Advisory Agreement – (Unaudited) (continued)

Based on the preceding, the Board concluded that the investment performance information presented for the FinTrust Fund was satisfactory.

(3)       The costs of the services provided and profits realized by the Adviser from the relationship with the FinTrust Fund.

The Trustees considered: the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and its level of commitment to the Fund; the asset levels of the FinTrust Fund; and the overall expenses of the FinTrust Fund. The Trustees considered the financial statements of the Adviser and the financial stability and profitability of the firm. The Board considered the Adviser’s strategic plans to manage costs related to its operations and to hire a marketing firm to assist with the Adviser’s marketing plan. The Trustees considered the fees and expenses of the FinTrust Fund (including the management fee) relative to its peer group as of September 30, 2020. The Trustees noted that the management fee for the FinTrust Fund was above the peer group median and average, but it was within a reasonable range for the category.

The Trustees also noted that the FinTrust Fund’s net expense ratio was above the peer group average and median for Class A Shares and below the peer group average and median for Institutional Class Shares; they recognized that the FinTrust Fund was substantially smaller than most of its peers, which affects the net expense ratio of the Fund. The Trustees noted that regarding the FinTrust Fund, the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the FinTrust Fund, if necessary, to limit the Fund’s annual operating expenses (with industry-standard exceptions) through October 31, 2021. The Trustees also considered the fees assessed to the Adviser’s clients with separate accounts that were managed by the Adviser with strategies similar to the FinTrust Fund and observed that the fees for such clients were generally lower than those assessed to the FinTrust Fund – in this regard, the Trustees considered the Adviser’s representation that the FinTrust Fund’s fees are higher, in general, due to the administrative and compliance burdens associated with the management of mutual funds. The Board also noted that the Adviser realizes a reasonable profit for its management of the Fund. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the fees paid to the Adviser by the FinTrust Fund were fair and reasonable.

(4)       The extent to which economies of scale would be realized if the FinTrust Fund grew and whether advisory fee levels reflect these economies of scale for the benefit of the FinTrust Fund’s investors.

The Board considered the FinTrust Fund’s fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the shareholders of the FinTrust Fund would benefit from the expense limitation arrangement for the FinTrust Fund. The Trustees noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the fund’s assets were enough to realize the effect of the breakpoint. The Trustees noted that lower expenses for the FinTrust Fund’s shareholders are realized immediately with the expense limitation arrangements with the Adviser. The Trustees noted that the FinTrust Fund’s assets were at such levels that the expense limitation arrangements were providing benefits to the FinTrust Fund’s shareholders currently. The Trustees also noted that the FinTrust Fund would benefit from economies of scale under its agreements with some of its service providers other than the Adviser as fees that were in place with those other service providers were either fixed or essentially semi-fixed, and the Board considered the Adviser’s efforts to work with M3Sixty to secure such arrangements for the FinTrust Fund. Following further discussion of the FinTrust Fund’s asset levels, expectations for growth and levels of fees, the Board determined that the FinTrust Fund’s fee arrangements, in light of all the facts and circumstances, were fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the FinTrust Fund’s investors.

(5)       Possible conflicts of interest and benefits derived by the Adviser.

The Trustees evaluated the potential for conflicts of interest and considered such matters as: the experience and ability of the advisory and compliance personnel assigned to the FinTrust Fund; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the FinTrust; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory. It was noted that the Adviser indicated that the ability to place investors in the FinTrust Fund, who did not meet the Adviser’s minimum separate account size, was an indirect benefit to the Adviser.

After additional consideration of the factors delineated in the memorandum provided by Counsel and further discussion among the Board, the Board determined that the compensation payable under the Advisory Agreement was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and they resolved to approve the renewal of the Advisory Agreement.

34

360 FUNDS

4300 Shawnee Mission Pkwy

Suite 100

Fairway, KS 66205

INVESTMENT ADVISER

FinTrust Capital Advisors, LLC

124 Verdae Boulevard

Suite 504

Greenville, SC 29607

ADMINISTRATOR & TRANSFER AGENT

M3Sixty Administration, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

DISTRIBUTOR

Matrix 360 Distributors, LLC

4300 Shawnee Mission Parkway

Suite 100

Fairway, KS 66205

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street

3rd Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Strauss Troy Co., LPA

Federal Reserve Building

150 E. 4th Street

4th Floor

Cincinnati, OH 45202

CUSTODIAN BANK

Fifth Third Bank

Fifth Third Center
38 Fountain Square Plaza
Cincinnati, OH 45263

ITEM 2.	CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that Tom Wirtshafter serves on its audit committee as the "audit committee financial expert" as defined in Item 3.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,000 with respect to the registrant’s fiscal year ended November 30, 2020 and $12,000 with respect to the registrant’s fiscal year ended November 30, 2019 for the FinTrust Income and Opportunity Fund. The November 30, 2020 and November 30, 2019 audit fees were paid to BBD, LLP.
(b)	Audit-Related Fees. There were no fees billed during the fiscal year for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in the last fiscal year for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $2,500 with respect to the registrant’s fiscal year ended November 30, 2020 and $2,500 with respect to the registrant’s fiscal year ended November 30, 2019 for the FinTrust Income and Opportunity Fund. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns. The November 30, 2020 and November 30, 2019 tax fees were paid to BBD, LLP.
(d)	All Other Fees. The aggregate fees billed in last fiscal year for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended November 30, 2020 and $0 for the fiscal year ended November 30, 2019 for the FinTrust Income and Opportunity Fund.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the for the fiscal year ended November 30, 2020 and the fiscal year ended November 30, 2019 for the FinTrust Income and Opportunity Fund, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable as the Fund is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable as the Fund is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable as the Fund is an open-end management investment company.

ITEM 13.	EXHIBITS

(1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
Principal Executive Officer,
Date: February 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
Principal Executive Officer
Date: February 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Assistant Treasurer and Acting Principal Financial Officer
Date: February 4, 2021